UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 24, 2017

OLD NATIONAL BANCORP

(Exact name of Registrant as specified in its charter)

Indiana	001-15817	35-1539838
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Main Street Evansville, Indiana		47708
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (812) 464-1294

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (s230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (s240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On October 24, 2017, Old National Bancorp (the “Company”) issued a press release (“Press Release”) reporting its financial results for the third quarter of 2017. The Press Release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference. In connection therewith, a slide presentation outlining third-quarter earnings, recent strategic developments and the Company’s financial outlook will be available on the “Investor Relations” section of the Company’s website to complement the conference call to be held on October 24, 2017, at 10:00 a.m. CDT and will be accessible at http://www.oldnational.com before the conference call begins.

Item 7.01	Regulation FD Disclosure.

On October 24, 2017, in accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Company publicly disclosed the results of its Dodd-Frank Act Stress Test. Results include both Old National Bancorp and Old National Bank, and can be found on the Company’s Investor Relations website under the heading “Corporate Information,” then under the heading “Dodd Frank Act Stress Test Results.” (http://ir.oldnational.com/CustomPage/Index?KeyGenPage=1073752089). Results are based on a forward-looking exercise using hypothetical severely adverse macroeconomic assumptions developed by the Federal Reserve and by the Office of the Comptroller of the Currency, and do not represent the Company’s economic forecast.

The information in this Form 8-K shall not be deemed to be filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1934, except as shall be expressly set forth by specific reference in such a filing. Furthermore, the information contained in the Company’s Dodd-Frank Act Stress Test Results shall not be deemed to be incorporated by reference into filings under the Securities Act of 1933.

This disclosure contains certain forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, descriptions of the Company’s financial condition, results of operations, capital ratios, asset and credit quality trends and profitability. The financial results and ratios presented in this disclosure were calculated using assumptions provided by the Dodd-Frank Act stress testing rules. These projections represent hypothetical estimates that involve economic outcomes that are adverse by their definition and are not intended to be a forecast of expected future economic or financial conditions. The results of this disclosure are not forecasts of the Company’s expected financial results or capital ratios. The Company’s future financial results will be influenced by actual economic and financial conditions and various other factors. Refer to the Company’s filings with the Securities and Exchange Commission for a summary of other important factors that may affect the Company’s risk factors and its forward-looking statements.

These forward-looking statements are made only as of the date of this disclosure, and the Company does not undertake an obligation to release revisions to these forward-looking statements to reflect events or conditions after the date of this disclosure.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Old National Bancorp on October 24, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 24, 2017

OLD NATIONAL BANCORP

By:	/s/ James C. Ryan, III
James C. Ryan, III
Senior Executive Vice President and
Chief Financial Officer

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